UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/15/2011

Interline Brands, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32380

Delaware	03-0542659
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

701 San Marco Boulevard
Jacksonville, Florida 32207

(Address of principal executive offices, including zip code)

904-421-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 15, 2011, Interline Brands, Inc., a Delaware corporation (NYSE: IBI) (the "Company"), issued a press release announcing that its board has approved a share repurchase program under which the Company may repurchase up to $25 million of the Company's outstanding common stock. For additional information, reference is made to the Company's press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release of the Company dated August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interline Brands, Inc.

Date: August 15, 2011	By:	/s/ Michael Agliata
Michael Agliata
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release of the Company dated August 15, 2011.